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                                   THE WATERS
                                 LEASE OF SPACE

     THIS LEASE, made as of the 24th day of October   , 1997, by and between
Thomas S. Schreier ("Landlord"), and HYPERTENSION DIAGNOSTICS, INC., (A MINNESOTA CORPORATION) ("Tenant").

1.        GENERAL

          1.1 CONSIDERATION. Landlord enters into this Lease in consideration of the payment by Tenant of the rents herein reserved and the keeping, observance and performance by Tenant of the covenants and agreements of Tenant herein contained.

          1.2 EXHIBITS AND ADDENDA TO LEASE. The Exhibits and Rider to Lease listed below shall be attached to this Lease and be deemed incorporated in this Lease by this reference. In the event of any inconsistency between such Exhibits and Rider to Lease and the terms and provisions of this Lease, the terms and provisions of the Exhibits and Rider to Lease shall control. The Exhibits and Rider to Lease to this Lease are:

     Rider to Lease Additional Lease Terms
     Exhibit "A"         Basic Lease Information
     Exhibit "B"         Site Plan of Property
     Exhibit "C"         Site Plan of Park
     Exhibit "D"         Environmental Rider



2.        DEMISE OF PREMISES

          2.1 DEMISE. Subject to the provisions, covenants and agreements herein contained, Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, the Demised Premises as hereinafter defined, together with a nonexclusive right to use the Parking Area and the Common Facilities, as hereinafter defined, for the Lease Term as hereinafter defined, subject to existing covenants, conditions, restrictions, easements and encumbrances and rules and regulations, if any, affecting the same.

          2.2 DEMISED PREMISES. The "Demised Premises" shall mean the space to be occupied by Tenant as indicated by cross-hatching on the Site Plan attached as Exhibit "B" hereto. The Demised Premises are within the Building(s) located on the Land, as the terms "Building(s)" and "Land" are hereinafter defined.

          2.3 SQUARE FOOTAGE AND ADDRESS. The Demised Premises contain approximately the number of square feet set forth in Exhibit "A" attached hereto. The address of the Demised Premises is, or is expected to be, the address set forth in Exhibit "A".

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          2.4       LAND.  "Land" shall mean the parcel of real property more
particularly described in Exhibit "A" attached hereto.

          2.5 BUILDING(S). "Building(s)" shall mean all buildings constricted or to be constructed on the Land.

          2.6 IMPROVEMENTS. "Improvements" shall mean the Building(s), constructed on the Land, the Parking Area as hereinafter defined, and all other fixtures and improvements on the land, including landscaping thereon.

          2.7 PROPERTY. "Property" shall mean the Land, the Buildings(s) and other Improvements and any fixtures and personal property used in operation and maintenance of the Land, Building(s) and other Improvements other than fixtures and personal property of Tenant and other tenants of space in the Building(s).

          2.8 COMMON FACILITIES. "Common Facilities" shall mean all of the Property except the Demised Premises and other premises in the Property leased or held for lease to tenants. Common Facilities shall include the Parking Area and any walks, driveways, lobby areas, halls, stairs and rest rooms designed for nonexclusive use of Tenant and other tenants of space in the Buildings(s) and their employees, agents and invitees, and Landlord.

          2.9 PARKING AREA. "Parking Area" shall mean the portion of the Land which is or is to be paved and otherwise improved for the parking of motor vehicles. The Parking Area is intended to be shared Tenant and other tenants of space in the Buildings(s).

          2.10 PARK. The Property is located in and is part of Landlord's development commonly known as The Waters (the "Park"). A site plan of the Park is attached hereto as Exhibit "C".

          2.11 USE OF COMMON FACILITIES. Tenant is hereby granted the nonexclusive right to use, in common with other tenants of space in the Building(s), their employees, agents and invitees, so much of the Common Facilities as may be necessary for the convenient use and enjoyment of the Demised Premises.

          2.12 COVENANT AND QUIET ENJOYMENT. Landlord covenants and agrees that, provided Tenant is not in default and keeps, observes and performs the covenants and agreements of Tenant contained in this Lease, Landlord shall take no action to disturb Tenant's quiet and peaceable possession of the Demised Premises during the term hereof.

          2.13 CONDITION OF DEMISED PREMISES. Tenant covenants and agrees that, upon taking possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises "as is" and Tenant shall be deemed to have waived any warranty of condition or habitability, suitability for occupancy, use or habitation, fitness for a particular purpose or merchantability, express or implied, relating to the Demised Premises. Tenant acknowledges, represents and agrees that Tenant has made its

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own inspection and investigation of the Demised Premises, the Building(s) and the Property, the suitability of the Demised Premises for Tenant's intended use thereof and all zoning and regulatory matters pertinent thereto.

3.        TERM OF LEASE

          3.1 LEASE TERM. "Lease Term" shall mean the period commencing on the commencement date specified in Exhibit "A" attached hereto ("Commencement Date") and expiring on the Expiration Date specified in Exhibit "A" attached hereto provided, however, that if construction of the Demised Premises has not been substantially completed as of the date hereof, the provisions of any Addendum hereto with respect to contraction and completion of the Demised Premises shall govern with respect to commencement and expiration of the Lease Term.

4.        RENT AND OTHER AMOUNTS PAYABLE

          4.1 BASE RENT. Tenant covenants and agrees to pay to Landlord, when due, without offset, deduction or abatement and without prior notice or demand, base rent for the full Lease Term in the amount specified as base rent in Exhibit "A" attached hereto ("Base Rent").

          4.2 MONTHLY RENT. Base Rent shall be payable monthly in advance, without notice, in equal installments in the Monthly Rent Amount of Base Rent specified in Exhibit "A" ("Monthly Rent") on the first (1st) day of each calendar month through the Lease Term beginning with the Commencement Date. If the Commencement Date is other than the 1st (1st) day of a calendar month, the Monthly Rent for such fractional month shall be a pro rata amount (based upon a 30-day month) of the full Monthly Rent and shall be paid on the Commencement Date. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Monthly Rent for the first fall month of the Lease Term.

          4.3 PLACE AND MANNER OF PAYMENTS. Base Rent and all other sums payable by Tenant to Landlord under this Lease shall be paid to Landlord at the place for payments specified in Exhibit "A", or such other place as Landlord may, from time to time, designate in writing. Payment shall be made in lawful money of the United States of America.

          4.4 LEASE A NET LEASE AND RENT ABSOLUTE. It is the intent of the parties that the Base Rent provided in this Lease shall be a net payment to Landlord; that the Lease shall continue, and rents shall be due and payable for the full Lease Term, notwithstanding any occurrence preventing or restricting use and occupancy of the Demised Premises, including any damage or destruction affecting the Demised Premises, and any action by any governmental authority relating to or affecting the Demised Premises, except as otherwise specifically provided in this Lease; that the Base Rent shall be absolutely payable without offset, reduction or abatement for any cause except as may be otherwise specifically provided in this Lease; that Landlord shall not bear any costs or expenses relating to the demised Premises or provide any services or do any act in connection with the Demised Premises except as otherwise specifically provided in this Lease; and that Tenant shall pay, in addition to Base Rent, Additional Rent as provided in this Lease.

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          4.5       ADDITIONAL RENT.  Tenant covenants and agrees to pay, as
Additional Rent, all costs and expenses relating to the Demised Premises, to pay Tenant's Pro Rata Share of all costs and expenses relating to the Common Facilities to pay Tenant's Pro Rata Share of certain costs and expenses relating to the Property and the Park, all as hereinafter provided, and to pay all other amounts payable by Tenant under the terms of this Lease ("Additional Rent"). Costs and expenses payable by Tenant as Additional Rent shall include (a) taxes and assessments; (b) insurance costs; (c) utility charges; (d) operating expenses; (e) maintenance and repair expenses; and (f) other costs and expenses relating to the Demised Premises, the Common Facilities, the Property and the Park during or attributable to the Lease Term, all as hereinafter provided in this Lease.

          4.6 TENANT'S PRO RATA SHARE. "Tenant's Pro Rata Share" shall mean the percentage derived by dividing the approximate square footage of the Demised Premises, as set forth in Exhibit "A", by the approximate square footage within the Building(s). Tenant's Pro Rata share on the date this Lease is executed is set forth in Exhibit "A". Such percentage shall be appropriately adjusted in the event of construction of additional Building(s) on the Land.

          4.7 MONTHLY DEPOSITS. Tenant covenants and agrees to pay to Landlord, monthly in advance, without notice, on each day that payment of Monthly Rental is due, amounts ("Monthly Deposits"), as hereinafter specified, for payment of Taxes and Assessments, as hereinafter defined, insurance premiums, operating expenses, maintenance and repair expenses and other costs and expenses relating to the Property and the Park payable by Tenant pursuant to the terms of this Lease; and, if the Monthly Deposits are insufficient to pay Tenant's Pro Rata Share of the actual Taxes and Assessments, insurance premiums, operating expenses, maintenance and repair expenses and other costs and expenses relating to the property and the Park, to pay to Landlord, within ten (10) days after demand by Landlord, such amounts as are necessary to provide Landlord with sufficient funds to pay Tenant's Pro Rata Share of the same. The Monthly Deposits shall each be equal to Tenant's Pro Rata Share of 1/12 of the amounts, as reasonably estimated by Landlord, of the annual Taxes and Assessments, insurance premiums, operating expenses, maintenance and repair expenses and other costs and expenses payable with respect to the Property and the Park. To the extent the Monthly Deposits exceed Tenant's Pro Rata Share of the Actual Taxes and Assessments, insurance premiums, operating expenses, maintenance and repair expenses and other costs and expenses relating to the Property and the Park, the excess amount shall, at Landlord's option, except AS MAY BE OTHERWISE PROVIDED BY LAW, EITHER BE PAID TO TENANT OR CREDITED AGAINST THE NEXT SUCCEEDING AMOUNTS PAYABLE BY TENANT UNDER THIS LEASE FOR MONTHLY DEPOSITS, BASE RENT, ADDITIONAL RENT OR OTHER AMOUNTS. The amounts of Taxes and Assessments, insurance premiums, operating expenses, maintenance and repair expenses and other costs and expenses relating to the Property and the Park payable by Tenant for the years in which the Lease Term commences and expires shall be subject to the provisions hereinafter contained in this Lease for proration of such amounts in such years. Prior to the dates on which payment is due for Taxes and Assessments and insurance premiums, Landlord shall make payment of such Taxes and Assessments and insurance premiums to the extent of funds from Monthly Deposits available therefor and, upon request by Tenant', shall finish Tenant with a copy of any receipt for such payments. Except for Landlord's obligation to make payments out of funds available from Monthly Deposits, the making of Monthly Deposits by Tenant shall not limit or alter Tenant's obligation to pay Taxes and Assessments, to maintain insurance, to pay operating

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expenses and other costs and expenses relating to the Property and the Park and to maintain and repair the Demised Premises as elsewhere provided in this Lease.

          4.8       INTENTIONALLY DELETED.

          4.9 SECURITY DEPOSIT. At or prior to the Commencement Date, Tenant shall deposit with Landlord the amount specified as a security deposit in Exhibit "A" attached hereto ("Security Deposit"). The Security deposit shall be retained by Landlord and may be applied by Landlord, to the extent necessary, to pay and cover payment of rent or any other sum in default, any loss, cost, damage or expense, including attorney's fees, sustained by Landlord by reason of the failure of Tenant to comply with any provision, covenant, or agreement of Tenant contained in this Lease. To the extent not necessary to cover such delinquent payment, loss, cost, damage or expense, the Security Deposit shall be returned to Tenant within sixty (60) days after expiration of the Lease Term or as may be otherwise provided by law. The Security Deposit shall not be considered as an advance payment of rent or as a measure of the loss, cost, damage or expense which is or may be sustained by Landlord. In the event all or any portion of the Security Deposit is applied by Landlord to pay any such delinquent payment, loss, cost, damage or expense, Tenant shall, from time to time, within five (5) days following demand, deposit with Landlord such amounts as may be necessary to replenish the Security Deposit to its original amount. Landlord's rights with respect to the Security Deposit shall be in addition to and shall not preclude concurrent, alternative or successive exercise of any other rights or remedies available to Landlord.

          4.10 GENERAL PROVISIONS AS TO MONTHLY DEPOSITS AND SECURITY DEPOSIT. Landlord shall be free to commingle the Monthly deposits and Security Deposit with Landlord's own funds and Landlord shall not be obligated to pay interest to Tenant on account of the Monthly Deposits or Security Deposit. In the event of a transfer by Tenant of Tenant's interest in the Demised Premises, Landlord shall be entitled to return the Monthly Deposits and Security Deposit to Tenant's successor in interest, and Landlord shall thereupon be discharged from any further liability with respect to the Monthly Deposits and Security Deposit.

5.        TAXES AND ASSESSMENTS

          5.1 COVENANT TO PAY TAXES AND ASSESSMENTS. Tenant covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of Taxes and Assessments which are billed during any calendar year falling partly or wholly within the Lease Term. "Taxes and Assessments" shall mean all taxes (other than Landlord's income taxes), assessments and other impositions, general or special, ordinary or extraordinary, of every kind or nature, which may be levied, assessed or imposed upon or with respect to the Property or any part thereof, or upon any building, improvements or personal property at any time situated thereon.

          5.2 PRORATION AT COMMENCEMENT AND EXPIRATION OF TERM. Taxes and Assessments shall be prorated between Landlord and Tenant for the year in which the Lease Term commences and for the year in which the Lease Term expires as of, respectively, the Commencement Date and the date of expiration of the Lease Term, except as hereinafter provided. Tenant shall be liable without proration for the full

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amount of Taxes and Assessments relating to improvements, fixtures, equipment or personal property installed by or on behalf of Tenant which are levied, assessed, or attributable to the Lease Term. Proration of Taxes and Assessments shall be made on the basis of actual Taxes and Assessments billed during the calendar years of the Lease Term. Tenant's Pro Rata Share of Taxes and Assessments for the years in which the Lease Term commences and expires shall be paid and deposited with the Landlord through monthly
Deposits as hereinafter provided, but, in the event actual Taxes and Assessments for either year are greater or less than as estimated for purposes of Monthly Deposits, appropriate adjustment and payment shall be made between the parties at the time the actual Taxes and assessments are known, as may be necessary to accomplish proration, as herein provided.

          5.3 SPECIAL ASSESSMENTS. In the event any Taxes or Assessments are payable in installments over a period of years, Tenant shall be responsible only for installments billed during the calendar years within the Lease Tenn with proration, as above provided, of any installment payable prior to or after expiration of the Lease Term.

          5.4 ADDITIONAL TAXES. Tenant's obligation to pay Tenant's Pro Rata Share of Taxes and Assessments shall include any Taxes and Assessments presently in effect and any which may hereafter be levied, assessed or imposed by any governmental authority upon Landlord or upon the Property if such Taxes or Assessments shall be based upon or arise out of the ownership, use or operation of, or the rents received from, the Property, other than income taxes of Landlord.

          5.5 LANDLORD'S SOLE RIGHT TO CONTEST TAXES. Landlord shall have the sole right to contest any Taxes or Assessments. Tenant shall pay Tenant's Pro Rata Share of all costs and expenses incurred by Landlord, including attorneys' fees, in connection with any such contest, but Landlord shall pay to or credit Tenant with Tenant's Pro Rata Share of any net abatement, reduction or recovery of any Taxes and Assessments attributable to the Lease Term.

6.        INSURANCE

          6.1 CASUALTY INSURANCE. Landlord covenants and agrees to obtain and keep in full force and effect during the Lease Term Casualty Insurance as hereinafter defined. "Casualty Insurance" shall mean fire and extended coverage insurance with respect to the Property, in an amount equal to the full replacement cost of all Improvements, with coinsurance clauses of no less than 80%, and with coverage, at Landlord's option, by endorsement or otherwise, for all risks, vandalism and malicious mischief, sprinkler leakage, boilers, and rental loss, and with a deductible in an amount for each occurrence as Landlord, in its sole discretion, may determine from time to time. Casualty Insurance obtained by Landlord need not name Tenant as an insured party and may, at Landlord's option, name any mortgagee or holder of a deed of trust as an insured party as its interest may appear. Tenant covenants and agrees to pay its Pro Rata Share of the cost of Casualty Insurance obtained by Landlord as Additional Rent, payable pursuant to the provisions hereinabove for Monthly Deposits. TENANT SHALL BE RESPONSIBLE FOR OBTAINING, AT TENANT'S OPTION, COST AND EXPENSE, INSURANCE COVERAGE FOR THE PROPERTY OF TENANT LOCATED WITHIN THE DEMISED PREMISES AND FOR BUSINESS INTERRUPTION OF TENANT. LANDLORD AND TENANT HEREBY GRANT TO EACH OTHER ON THEIR OWN BEHALF AND ON BEHALF OF ANY INSURER PROVIDING FIRE

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AND EXTENDED COVERAGE TO EITHER OF THEM COVERING THE IMPROVEMENTS, THE
DEMISED PREMISES, OR CONTENTS THEREOF, A WAIVER OF ANY CLAIM OF EITHER AGAINST THE OTHER AND A WAIVER OF ANY RIGHT OF SUBROGATION WHICH ANY SUCH INSURER OF ONE PARTY MAY ACQUIRE AGAINST THE OTHER BY VIRTUE OF A CASUALTY COVERED BY SUCH INSURANCE OR BY VIRTUE OF PAYMENT OF LOSS UNDER ANY SUCH INSURANCE. NEITHER PARTY, NOR ANYONE CLAIMING UNDER THEM BY WAY OF SUBROGATION OR OTHERWISE, SHALL HAVE ANY INTEREST IN THE PROCEEDS OF INSURANCE RECEIVED BY THE OTHER PARTY.

          6.2 LIABILITY INSURANCE. Tenant covenants and agrees to obtain and keep in full force and effect during the Lease Term, and to pay the premiums and costs of, Liability Insurance as hereinafter defined. "Liability Insurance" shall mean comprehensive general liability insurance covering public liability with respect to the ownership, use and operation of the Demised Premises, with limits of not less than $1,000,000 combined single limit of liability, which coverage shall be primary with respect to Landlord, and with endorsements for assumed contractual liability with respect to the liabilities assumed by Tenant under Section 8.24 of this Lease, and with no deductible, retention or self-insurance provision contained therein, unless otherwise approved in writing by Landlord. Landlord covenants and agrees to obtain and keep in full force and effect during the Lease Term liability insurance covering public liability with respect to the ownership, use and operation of the Property including common Facilities but excluding the Demised Premises and other premises leased to other tenants, with limits of not less than $1,000,000 single limit of liability. Tenant also covenants and agrees to pay Tenant's Pro Rata Share of the premiums and costs of such liability insurance as Additional Rent, payable pursuant to the provisions hereinabove for Monthly Deposits. Any comprehensive general liability insurance carried by Landlord shall apply in excess of the primary coverage required herein to be carried by Tenant.

          6.3 GENERAL PROVISIONS RESPECTING INSURANCE. Except as otherwise approved in writing by Landlord, all insurance obtained by Tenant shall be on forms and with insurers licensed in the State of Minnesota and selected or approved by Landlord, which approval shall not be unreasonably withheld; shall name Landlord and the holder of any mortgage or deed or trust encumbering the Property as insured parties, as their interests may appear; and shall provide, by certificate of insurance or otherwise, that the insurance coverage shall not be canceled or altered except upon 30 days prior written notice to Landlord and the holder of any such mortgage or deed of trust. Certificates of insurance obtained by Tenant shall be delivered to Landlord prior to the commencement Date, and Landlord may deposit the same with the holder of any such mortgage or deed of trust.

          6.4 COOPERATION IN THE EVENT OF LOSS. Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery.

7.        UTILITY, OPERATING, MAINTENANCE AND REPAIR SERVICE

          7.1 UTILITY CHARGES. Tenant covenants and agrees to pay prior to any delinquency all charges for water, sewage disposal, gas, electricity, light, heat, power, telephone and other utility services used, rendered or supplied to or for the Demised Premises and to contract for the same in

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Tenant's own name and to pay to Landlord within ten (10) days after each billing or demand by Landlord, Tenant's Pro Rata share of any such charges relating to Common Facilities. Tenant should not pay for any other utilities that are not its own or related to the Common Facilities. Landlord shall not be responsible for, and Tenant shall not be entitled to terminate this Lease or to any abatement in rent due to, any interruption in utilities or other services resulting from any cause whatsoever other than Landlord's own gross negligence or willful misconduct.

          7.2 OPERATING EXPENSES. Tenant covenants and agrees to pay all costs and expenses of operations on or relating to the Demised Premises, including costs and expenses for utilities, property management fees, (IN AN AMOUNT NOT TO EXCEED MANAGEMENT FEES PAID FOR SIMILAR PROPERTIES IN THE AREA), trash and garbage disposal, janitorial and cleaning services, gardening and landscaping services, security services, pest control, removal of snow and ice from parking areas, sidewalks and driveways serving the Demised Premises, painting, replacement of damaged or broken glass and other breakable materials in or serving the Demised Premises and replacement of lights and light fixtures in or serving the Demised Premises and to contract for the same in Tenant's own name; and to pay to Landlord, as Additional Rent payable pursuant to the provisions hereinabove for Monthly Deposits, Tenant's Pro Rata Share of any such costs and expenses incurred by Landlord relating to Common Facilities or which are not separately allocated to premises in the Building(s) leased or held for lease by Tenants.

          7.3 MAINTENANCE AND REPAIR EXPENSES. Tenant covenants and agrees to maintain, repair, replace and keep the Demised Premises and all improvements fixtures and personal property thereon in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations or governmental authorities having jurisdiction, to pay all costs and expenses in connection therewith, and to contract for the same in Tenant's own name; and to pay to Landlord, as Additional Rent payable pursuant to the provisions hereinabove for Monthly Deposits, Tenant's Pro Rata Share of any such costs and expenses incurred by Landlord relating to Common Facilities or which are not separately allocated to Premises in the Building(s) leased or held for lease to tenants. Such costs and expenses as to Common Facilities may include the costs and expenses of maintenance and upkeep of grass, trees, shrubs and landscaping, including replanting where necessary; keeping parking areas, landscaped areas, sidewalks and driveways free from litter, dirt, debris and obstructions, maintenance, repair and replacement of roofs and Parking Area; and ordinary and necessary maintenance and repair of the Property and Improvements. All maintenance and repairs by Tenant shall be done promptly, in a good and workmanlike fashion, and without diminishing the original quality of the Demised Premises or the Property. Landlord shall be responsible for and shall bear the costs and expenses of replacement of, or extraordinary maintenance and repairs to, exterior walls and structural elements of the Building(s) and other Improvements, unless such is caused by the act or neglect of Tenant, in which case Tenant shall be responsible for and shall bear the costs and expenses of same. TENANT IS RESPONSIBLE FOR ALL REPAIR AND REPLACEMENT IF NECESSARY OF THE HVAC SYSTEM. IN THE EVENT THE CUMULATIVE COST OF SUCH REPAIR OR REPLACEMENT COST EXCEEDS $2,000.00 DURING THE INITIAL LEASE TERM, LANDLORD WILL PAY THE COST IN EXCESS OF $2,000.00. TENANT SHALL GET APPROVAL FROM LANDLORD PRIOR TO INCURRING ANY SUCH EXPENSE.

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8.        OTHER COVENANTS OF TENANT

          8.1 LIMITATION ON USE BY TENANT. Tenant covenants and agrees to use the Demised Premises only for the use or uses set forth as Permitted Uses by Tenant on Exhibit "A" attached and for no other purpose.

          8.2 COMPLIANCE WITH LAW. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises in violation of any law, ordinance, order, rule or regulation of any governmental authority having jurisdiction and that the Demised Premises shall be used, kept and maintained in compliance with any such law, ordinance, order, rule or regulation and with the certificate of occupancy issued for the Building(s) and the Demised Premises.

          8.3 COMPLIANCE WITH INSURANCE REQUIREMENTS. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises which might impair the insurance maintained with respect to the Demised Premises or the Property, which might increase the insured risks or which might result in cancellation of any such insurance. Tenant shall comply with all requirements pertaining to the use of the Demised Premises necessary for maintenance of such insurance. If an increase many premiums for any insurance maintained by Landlord is caused by Tenant's use of the Demised Premises, then Tenant shall pay to Landlord on demand as additional rent the amount of such increase.

          8.4 NO WASTE OR IMPAIRMENT OF VALUE. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Property which might impair the value of the Demised Premises or the Property, or which would constitute waste.

          8.5 NO HAZARDOUS USE. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Property and that no improvements, changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises which might be unsafe or hazardous to any person or property. Tenant shall not dispose, dump, discharge or release any toxic wastes or toxic materials of any kind in or about the Demised Premises or the Park.

          8.6 NO STRUCTURAL OR ELECTRICAL OVERLOADING. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Building(s) and that no improvements, changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises which might impair the structural soundness of the Building(s), which might result in an overload of electrical lines serving the Building(s) or which might interfere with electric or electronic equipment in the Building(s) or on any adjacent or nearby property. In the event of violations hereof, Tenant covenants and agrees to immediately remedy the violation at Tenant's expense and in compliance with all requirements of governmental authorities and insurance underwriters.

          8.7 NO NUISANCE, NOXIOUS OR OFFENSIVE ACTIVITY. Tenant covenants and agrees that no noxious or offensive activity shall be carried on upon the Demised Premises or the Property nor shall anything be done or kept on the Demised Premises or the Property which may be or become a public



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or private nuisance or which may cause embarrassment disturbance, or annoyance to others in the Building(s) or on adjacent or nearby property.

          8.8 NO ANNOYING LIGHTS, SOUNDS OR ODORS. Tenant covenants and agrees that no light shall be emitted from the Demised Premises which is unreasonably bright or causes unreasonable glare; no sound shall be emitted from the Demised Premises which is unreasonably loud or annoying; and no odor shall be emitted from the Demised Premises which is or might be noxious or offensive to others in the Building(s) or on adjacent or nearby property.

          8.9 NO UNSIGHTLINESS. Tenant covenants and agrees that no unsightliness shall be permitted on the Demised Premises or the Property which is visible from any adjacent or nearby property. Without limiting the generality of the foregoing, all unsightly equipment, objects and conditions shall be kept enclosed within the Demised Premises; no refuse, scrap, debris, garbage, trash, bulk materials, or waste shall be kept, stored or allowed to accumulate on the Demised Premises or the Property except as may be enclosed within the Demised Premises; all pipes, wires, poles, antennae and other facilities for utilities or the transmission or reception of audio or visual signals or electricity shall be kept and maintained underground or enclosed within the Demised Premises or appropriately screened from view; and no temporary structure shall be placed or permitted on the Demised Premises of the Property without the prior written consent of Landlord.

          8.10 NO ANIMALS. Tenant covenants and agrees that no animals shall be permitted or kept on the Demised Premises or the Property.

          8.11 RESTRICTION ON SIGNS AND EXTERIOR LIGHTING. Tenant covenants and agrees that no signs or advertising devices of any nature shall be erected or maintained by Tenant on the Demised Premises or the Property, and no exterior lighting shall be permitted on the Demised Premises or the Property except as approved in writing by Landlord. All building signage shall conform to the existing building signage and shall be installed and paid for by Tenant.

          8.12 NO VIOLATION OF COVENANTS. Tenant covenants and agrees not to commit, suffer or permit any violation of any covenants, conditions or restrictions affecting the Demised Premises, the Property or the Park.

          8.13 RESTRICTION ON CHANGES AND ALTERATIONS. Tenant covenants and agrees not to improve, change, alter, add to, remove or demolish any improvements on the Demised Premises ("Changes"), without the prior written consent of Landlord (which consent shall not be unreasonably withheld with respect to interior, non-structural changes), and unless Tenant complies with all conditions which may be imposed by Landlord, in its also discretion in connection with such consent, and unless Tenant pays to Landlord the reasonable costs and expenses of Landlord for architectural, engineering and other consultants which may be reasonably incurred by Landlord in determining whether to approve any such Changes and in inspecting such Changes. If such consent is given, no such Changes shall be permitted unless Tenant shall have procured and paid for all necessary permits and authorizations from any governmental authorities having jurisdiction; unless such changes will not reduce the value of the Property, and will not affect or impair existing insurance on the Property; and unless Tenant, at Tenant's sole cost and expense, shall maintain or cause to be maintained workmen's compensation insurance covering all persons employed in connection with the work and shall obtain liability insurance covering any loss or damage to persons or property arising in connection with any such Changes and such other insurance and bonds as Landlord may reasonably require. Tenant covenants and agrees that any such Changes approved by Landlord shall be completed with due diligence and in good and workmanlike fashion and in compliance with all conditions imposed by Landlord and all applicable permits, authorizations, laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction and that the costs and expenses with respect to such Changes shall be paid promptly when due and that the Changes shall be accomplished free of liens of mechanics and materialmen. Tenant covenants and agrees that all such Changes shall become the property of Landlord at the expiration of the Lease Tenn or, if landlord so requests, Tenant shall, at or prior to expiration of the Lease Term and at its sole cost and expense, remove such Changes and restore the Demised Premises to their condition prior to such Changes.

          8.14 NO MECHANICS' LIENS. Tenant covenants and agrees not to permit or suffer, and to cause to be removed and released, any mechanics, materialmen or other lien on account of supplies, machinery, tools, equipment, labor or material furnished or used in connection with the construction or repair of or Changes to the Demised Premises by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter, at its expense, cause the lien to be fully charged by either paying the obligation secured thereby in fall or in accordance with the provisions of Minn. Stat. '514.10. If Tenant elects to release the lien pursuant to Minn. Stat. '514.10 in lieu of payment, Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such obligation secured by the lien or claimed lien, provided that tenant shall give to Landlord such additional security as may be reasonably requested by Landlord to insure the payment of any amounts claimed, including interests and costs, and to prevent any sale, foreclosure or forfeiture of any interest in the Property on account of any such hen and provided that, on final determination of the obligation secured by the lien or claim for lien, Tenant shall immediately pay any judgement rendered.

     Tenant is not authorized to act for or on behalf of Landlord as its agent, or otherwise, for the purpose of constructing any improvements to the Demised Premises, and neither Landlord nor Landlord's interest in the Demised Premises shall be subject to any obligations incurred by Tenant. Landlord shall be entitled, but not obligated, to post on the Demised Premises during the course of any construction by Tenant such notices of non-responsibility as Landlord deems appropriate, and tenant shall not remove or permit removal of any such notices. Tenant shall, at least five (5) days before the commencement of any work which might result in such lien, give to Landlord written notice thereof.

          8.15 NO OTHER ENCUMBRANCES. Tenant covenants and agrees not to obtain any financing secured by Tenant's interest in the Demised Premises and not to encumber the Demised Premises or Landlord's or Tenant's interest therein without the prior written consent of Landlord, and to keep the Demised premises free from all liens and encumbrances except liens and encumbrances created by Landlord.

          8.16 SUBORDINATION TO LANDLORD MORTGAGES. Tenant covenants and agrees that, at Landlord's option, this Lease and Tenant's interest in the Demised Premises shall be junior and subordinate to any mortgage or deed of trust now or hereafter encumbering the Property provided that, as to any mortgage or deed of trust given hereafter, the mortgagee or beneficiary under such mortgage or deed of trust agrees in writing, or adequate provision is made in the mortgage or trust, that, in the event of foreclosure of any such mortgage or deed of trust, Tenant shall not be disturbed in its possession of the Demised Premises, provided only that Tenant shall attorn to the party acquiring title to the Property as the result of such foreclosure. No act or further agreement by Tenant shall be necessary to establish the subordination of this Lease to any such mortgage or deed of trust, but Tenant covenants and agrees, upon request of Landlord, to execute such documents as may be necessary or appropriate to confirm and establish this Lease as subordinate to any such mortgage or deed of trust in accordance with the foregoing provisions. Alternatively, Tenant covenants and agrees that, at Landlord's option, Tenant shall execute documents as may be necessary to establish this Lease and Tenant's interest in the Demised Premises as superior to any such mortgage or deed of trust. If Tenant fails to execute any documents required to be executed by Tenant under the provisions hereof, Tenant hereby makes, constitutes and irrevocably appoints Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to execute any such documents.

          8.17 NO ASSIGNMENT OR SUBLETTING. Tenant covenants and agrees not to make or permit a Transfer, as hereinafter defined, by Tenant or by any assignee or subtenant, without Landlord's prior written consent, which consent shall not be unreasonably withheld provided such Transfer shall not relieve Tenant of any of its obligations under this Lease. A "Transfer" shall include a sublease of all or any part of the Demised Premises, any assignment, sublease, transfer, mortgage, pledge or encumbrance of all or any part of the Tenant's interest under this Lease or in the Demised Premises, by operation of law or otherwise, and the use of occupancy of all or any part of the Demised Premises by anyone other than tenant. Any such Transfer without Landlord's written consent shall be void, at Landlord's option, and shall constitute a default under this Lease. In the event Landlord consents to any Transfer, Tenant shall not be relieved of its obligations under this Lease and Tenant shall remain liable, jointly and severally and as a principal, and not as a guarantor or surety, under this Lease, to the same extent as though no transfer had been made, unless specifically provided to the contrary in Landlord's prior written consent. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of the provisions of this Section or of any other provision of this Lease, and any consent by Landlord to a Transfer shall not be deemed a consent to any subsequent Transfer.

     Notwithstanding the foregoing, Landlord shall, at Landlord's option, have the right, in lieu of consenting to a Transfer, to terminate this Lease as to the portion of the Demised Premises as is subject to the proposed Transfer and to enter into a new lease with the proposed transferee and receive directly from the proposed transferee the consideration agreed to be given by such transferee for the transfer. The termination of this Lease pursuant to any provision contained herein or otherwise shall, at Landlord's provision contained herein or otherwise shall, at Landlord's option, either terminate any or all existing subleases hereunder or operate as an assignment to Landlord of any such subleases.

     In the event Landlord consents to a Transfer, any option to renew this Lease or right to extend the Lease Term shall automatically terminate unless otherwise agreed in writing by Landlord.

     Tenant covenants and agrees to pay to Landlord, within ten (10) days after demand by Landlord, the reasonable costs and expenses of Landlord in connection with any request for consent to a Transfer, including reasonable attorneys' fees, whether or not consent of Landlord is given to the Transfer.

          8.18 ANNUAL FINANCIAL STATEMENTS. Tenant covenants and agrees to furnish to Landlord annually, within ninety (90) days after the end of each fiscal year of tenant, copies of financial statements of Tenant audited, if requested by Landlord, by a certified public accountant and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee or purchaser of the Property. The financial statements shall include a balance sheet as of the end of, and a statement of profit and loss for, the preceding fiscal year and Tenant and, if regularly prepared by Tenant, a statement of sources and use of funds for the preceding fiscal year of Tenant.

          8.19 PAYMENT OF INCOME AND OTHER TAXES. Tenant covenants and agrees to pay promptly when due all personal property taxes on personal property of Tenant on the Demised Premises and all federal, state and local income taxes, sales taxes, use taxes, Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to Tenant's employees, the nonpayment of which might give rise to a lien on the Demised Premises or Tenant's interest therein, and to furnish, if requested by Landlord, evidence of such payments. If Tenant's fixtures, furnishings, equipment and other personal property are assessed together with the Property, Tenant shall pay to Landlord tenant's taxes due thereon as determined by Landlord within ten
(10) days after delivery to Tenant of a written statement indicating the amount of such taxes applicable to Tenant's property.

          8.20 ESTOPPEL CERTIFICATES. Tenant covenants and agrees to execute, acknowledge and deliver to Landlord upon Landlord's written request, a written statement certifying that this Lease is unmodified (or, if modified, stating the modifications) and in full force and effect; stating the dates to which Base Rent and Additional Rent have been paid; stating the amount of the Security Deposit held by Landlord; stating the amount of Monthly Deposits then being paid by Tenant; and stating whether or not Landlord is in default under this Lease (and, if so, specifying the nature of the default). Tenant agrees that such statement may be delivered to and relied upon by any existing or prospective mortgagee or purchaser of the Property. Tenant agrees that a failure to deliver such a statement within ten (10) days after written request from Landlord shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord; that there are no uncured defaults by Landlord under this Lease; and that any representation by Landlord with respect to Base Rent, Additional Rent, the Security Deposit and Monthly Deposits are true.

          8.21 LANDLORD'S RIGHT TO INSPECT AND SHOW PREMISES AND TO INSTALL FOR SALE SIGNS. Tenant covenants and agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Demised Premises at any reasonable time during ordinary business hours UPON REASONABLE NOTICE TO TENANT or at any time in the event of any emergency for the purposes of inspecting, repairing or maintaining the same or performing any obligations of Tenant which Tenant has failed to perform hereunder or for the purposes of showing the Demised Premises to any existing or prospective mortgagee, purchaser or lessee of the Property or the Demised Premises. TENANT SHALL HAVE THE RIGHT TO ACCOMPANY LANDLORD AND AUTHORIZED REPRESENTATIVES OF LANDLORD WHILE ON THE PREMISES EXCEPT IN THE CASE OF AN EMERGENCY. Tenant covenants and agrees that Landlord may, at any time and from time to time, place on the Property and DURING THE LAST SIX (6) MONTHS OF THE LEASE ON the Demised Premises a sign advertising the Property or the Demised Premises for sale or lease.

          8.22 LANDLORD TITLE TO FIXTURES, IMPROVEMENTS AND EQUIPMENT. Tenant covenants and agrees that all fixtures and improvements on the Demised Premises and all equipment and personal property relating to the use and operation of the Demised Premises (as distinguished from operations incident to the business of Tenant), including all plumbing, heating, lighting, electrical and air conditioning fixtures and equipment, whether or not attached to or affixed to the Demised Premises, and whether now or hereafter located upon the Demised Premises, shall be and remain the property of Landlord upon expiration of the Lease Term.

          8.23 REMOVAL OF TENANT'S EQUIPMENT. Tenant covenants and agrees to remove, at or prior to the expiration of the Lease term, all of Tenant's Equipment, as hereinafter defined. "Tenant's Equipment" shall mean all equipment, apparatus, machinery, signs, furniture, furnishings and personal property used in the operation of the business of Tenant (as distinguished from the use and operation of the Demised Premises). If such removal shall injure or damage the Demised Premises, Tenant covenants and agrees, at its sole cost and expense, at or prior to the expiration of the Lease Term, to repair such injury and damage in good and workmanlike fashion and to place the Demised Premises in the same condition as the Demised Premises would have been if such Tenant's Equipment had not been installed.
If Tenant fails to remove any Tenant's Equipment by the expiration of the Lease Term, Landlord may, at its option, keep and retain any such Tenant's Equipment or dispose of the same and retain any proceeds thereof, and Landlord shall be entitled to recover from Tenant any costs or expenses of Landlord in removing the same and in restoring the Demised Premises in excess of the actual proceeds, if any, received by Landlord from disposition thereof.

          8.24 TENANT INDEMNIFICATION OF LANDLORD. SUBJECT TO THE WAIVER OF CLAIMS AND SUBROGATION CONTAINED IN SECTION 6.1 OF THE LEASE, Tenant covenants and agrees to protect, indemnify and save Landlord harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys' fees, imposed upon, incurred by or asserted against Landlord by reason of (a) any accident, injury to or death or any person or loss of or damage to any property occurring on or about the Demised Premises; (b) any act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant; (c) any use which may be made of, or condition existing upon, the Demised

Premises; (d) any improvements, fixtures or equipment upon the Demised Premises; (e) any failure on the part of Tenant to perform or comply with any of the provisions, covenants or agreements of Tenant contained in this Lease;
(f) any violation by Tenant or Tenant's officers, employees, agents, guests or invitees or by anyone claiming by, through or under Tenant of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction or of any covenant, condition or restriction affecting the Park; and (g) any repairs, maintenance or Changes to the Demised Premises made by or on behalf of Tenant. Tenant further covenants and agrees that, in case any action, suit or proceeding is brought against Landlord by reason of any of the foregoing, Tenant will, at Tenant's sole cost and expense, defend Landlord in any such action, suit or proceeding.

          8.25 WAIVER BY TENANT. Tenant waives and releases any claims Tenant may have against Landlord or Landlord's officers, agents or employees for loss, damage or injury to person or property sustained by Tenant or Tenant's officers, agents, employees, guests, invitees or anyone claiming by, through or under Tenant resulting from any cause whatsoever other than gross negligence or willful misconduct of Landlord or its officers, agents or employees.

          8.26 RELEASE UPON TRANSFER BY LANDLORD. In the event of a transfer by Landlord of the Property or of Landlord's interest as Landlord under this Lease, Landlord's successor or assign shall take subject to and be bound by this Lease and, in such event, Tenant covenants and agrees that Landlord shall be released from all obligations of Landlord under this Lease, except obligations which arose and matured prior to such transfer by Landlord; that Tenant shall thereafter look solely to Landlord's successor or assign for satisfaction of the obligations of Landlord under this Lease; and that, upon demand by Landlord or Landlord's successor or assign, Tenant shall attorn to such successor or assign.

9.        DAMAGE OR DESTRUCTION

          9.1 TENANT'S NOTICE OF DAMAGE. If any portion of the Demised Premises shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord ("Tenant's Notice of Damage").

          9.2 OPTIONS TO TERMINATE IF DAMAGE SUBSTANTIAL. Upon receipt of Tenant's Notice of Damage, Landlord shall promptly proceed to determine the nature and extent of the damage or destruction and the sufficiency of insurance proceeds to repair and restore and to estimate the time necessary to repair and restore the Demised Premises. As soon as reasonably possible, Landlord shall give written notice to Tenant stating whether the insurance proceeds are sufficient to repair and restore and, if so, Landlord's estimate of the time necessary to repair and restore the Demised Premises ("Landlord's notice of Repair Time"). If Landlord reasonably estimates that insurance proceeds are insufficient to repair and restore and Landlord does not intend to advance such deficiency or if repair and restoration of the Demised Premises cannot be completed within 180 days from the time of Tenant's Notice of Damage, Landlord and Tenant shall each have the option to terminate this Lease.

Any option granted hereunder shall be exercised by written notice to the other party given within ten (10) days after Landlord's Notice of Repair Time. In the event either Landlord or Tenant exercises its option to terminate this Lease, the Lease Term shall expire ten (10) days after the notice by either Landlord or Tenant exercising such party's option to terminate this Lease. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Base Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of Tenant's Notice of Damage less the reasonable value of any use or occupation of the Demised Premises by Tenant subsequent to the time of Tenant's Notice of Damage.

          9.3 OBLIGATIONS TO REPAIR AND RESTORE. In the event there are sufficient funds to repair and restore, and repair and restoration of the Demised Premises can, in Landlord's reasonable estimation, be completed within 180 days from the time of Tenant's Notice of Damage as specified in
Section 9.2, this Lease shall continue in full force and effect and Landlord shall proceed to cause the Demised Premises (excluding improvements, fixtures and personal property not owned by Landlord) to be repaired and restored with reasonable diligence, and there shall be abatement of Base Rent and Additional Rent proportionate to the extent of the space and period of time that Tenant is unable to use and enjoy the Demised Premises.

          9.4 APPLICATION OF INSURANCE PROCEEDS. The proceeds of any Casualty Insurance maintained on the Demised Premises, other than casualty insurance maintained by Tenant on fixtures and personal property of Tenant, shall be paid to and become the property of Landlord. WHETHER OR NOT THIS LEASE IS TERMINATED PURSUANT TO SECTION 9.2, THE AMOUNT DEDUCTIBLE FROM INSURANCE PROCEEDS WITH RESPECT TO CASUALTY LOSS SHALL BE PAYABLE AS ADDITIONAL RENT DUE FROM TENANT TO LANDLORD DURING THE TERM OF THE LEASE AS PROVIDED IN SECTIONS 4.5, 4.6 AND 4.7 HEREOF.

10.       CONDEMNATION

          10.1 TAKING--SUBSTANTIAL TAKING--INSUBSTANTIAL TAKING. A "Taking" shall mean the taking of all or any portion of the Demised Premises as a result for the exercise of the power of eminent domain or condemnation for public or quasi-public use or the sale of all or part of the Demised Premises under the threat of condemnation. A "Substantial Taking" shall mean a Taking of so much of the Demised Premises that the Demised Premises cannot thereafter be reasonably used by Tenant for carrying on, at substantially the same level or scope, the business theretofore conducted by Tenant on the Demised premises, or a taking which the award therefore retained by Landlord is in Landlord's reasonable estimate insufficient to restore the Demised Premises and Property to a condition as near as possible to the original condition thereof and if Landlord does not intend to advance such deficiency. As "Insubstantial Taking" shall mean a Taking such that the Demised Premises can thereafter continue to be used by Tenant for carrying on, at substantially the same level and scope, the business theretofore conducted by Tenant on the Demised Premises and, as aforesaid, the award is sufficient for restoration.

          10.2 TERMINATION ON SUBSTANTIAL TAKING. If there is a Substantial Taking with respect to the Demised Premises, the Lease Term shall expire on the date of vesting of title pursuant to such Taking. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Base Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of termination of this Lease.

          10.3 RESTORATION OF INSUBSTANTIAL TAKING. In the event of an Insubstantial Taking, this Lease shall continue in full force and effect, Landlord shall proceed forthwith to cause the Demised Premises to be restored as near as may be to the original condition thereof and there shall be abatement of Base Rent and Additional Rent proportionate to the extent of the space so taken.

          10.4 RIGHT OF AWARD. The total award, compensation, damages or consideration received or receivable as a result of a Taking ("Award") shall be paid to and be the property of Landlord, whether the Award shall be made as compensation for diminution of the value of the leasehold or the fee of the Demised Premises or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any such Award. Tenant covenants and agrees to execute, immediately upon demand by Landlord, such documents as may be necessary to facilitate collection by Landlord of any such Award.

11.       DEFAULTS BY TENANT

          11.1 DEFAULTS GENERALLY. Each of the following shall constitute a "Default by Tenant" under this Lease:

          11.2 FAILURE TO PAY RENT OR OTHER AMOUNTS. A default by Tenant shall exist if Tenant fails to pay when due Base Rent, Additional Rent, Monthly Deposits, or any other amounts payable by Tenant under the terms of this Lease, and such failure shall continue for five (5) days after written notice from Landlord to Tenant of such failure; provided, however, that Tenant shall not be entitled to more than two (2) notices of such failure during any twelve-month period and if, after two (2) such notices are given in any twelve-month period, Tenant fails during such twelve-month period to pay such amounts when due, such failure shall constitute a Default by Tenant without further notice by Landlord.

          11.3 VIOLATION OF LEASE TERM. A Default by Tenant shall exist if Tenant breaches or fails to comply with any agreement, term, covenant or condition in this Lease applicable to Tenant, and such breach or failure to comply continues for a period of twenty (20) days after notice thereof by Landlord to Tenant, or, if such breach or failure to comply cannot be reasonably cured within such twenty-day period, if Tenant shall not in good faith commence to cure such breach or failure to comply within such twenty day period or shall not diligently proceed therewith to completion.

          11.4 NON-OCCUPANCY OF DEMISED PREMISES. A Default by Tenant shall exist if Tenant shall fail to occupy and use the Demised Premises within fifteen (15) days after commencement of the

Lease Term or shall leave the Demised Premises unoccupied for fifteen (15) consecutive days or shall vacate and abandon the Demised Premises.

          11.5 TRANSFER OF INTEREST WITHOUT CONSENT. A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be transferred to or pass to or devolve upon any other party without Landlord's prior written consent.

          11.6 EXECUTION AND ATTACHMENT AGAINST TENANT. A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be taken upon execution or by other process of law directed against Tenant, or shall be subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof.

          11.7 BANKRUPTCY OR RELATED PROCEEDINGS. A Default by Tenant shall exist if Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any similar act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit or creditors or if involuntary proceedings under any such bankruptcy or insolvency law or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment.

12.       LANDLORD'S REMEDIES

          12.1 REMEDIES GENERALLY. Upon the occurrence of any default by Tenant, Landlord shall have the right, at Landlord's election, then or at any time thereafter, to exercise any one or more of the following remedies.

          12.2 CURE BY LANDLORD. In the event of a Default by Tenant, Landlord may, at Landlord's option, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord may deem necessary or desirable to cure any such Default by Tenant in such manner and to such extent as Landlord may deem necessary or desirable. Landlord may do so upon prior written notice to Tenant, except in the case of an emergency, and without giving Tenant an opportunity to cure such Default by Tenant. Tenant covenants and agrees to pay to Landlord, immediately upon demand, all advances, costs and expenses of Landlord in connection with the making of any such payment or the taking of any such action, including reasonable attorneys' fees, together with interest as hereinafter provided, from the date of payment of any such advances, costs and expenses by Landlord. Action taken by Landlord may include commencing, appearing in, defending or otherwise participating in any action or proceeding and paying, purchasing, contesting or comprising any claim, right, encumbrance, charge or lien with respect to the Demised Premises which Landlord, in its discretion, may deem necessary or desirable to protect its interest in the Demised Premises and under this Lease.

     12.3 REMEDIES OF LANDLORD. In the event of Default by Tenant, Landlord may elect to either (i) terminate this Lease or (ii) terminate Tenant's right to possession only without termination Tenant's continued liability under this Lease. No reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Notwithstanding the fact that Landlord initially elects under (ii) to terminate Tenant's right to possession only, Landlord shall have the continuing right to terminate this Lease by giving Tenant three (3) days' written notice of such further election, and shall have the right to pursue any remedy at law or in equity that may be available to Lessor.

     In the event of election to terminate Tenant's right to possession only Landlord may, at Landlord's option enter in the Demised Premises and take and hold possession thereof, without such entry into possession termination this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay all amounts hereunder for the full stated Lease Term. Upon such re-entry, Landlord may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, without Landlord becoming liable for any loss or damage which may be occasioned thereby. Such re-entry shall be conducted without resort to judicial process or notice of any kind if Tenant has abandoned or voluntarily surrendered possession of the Demised Premises, and otherwise by resort to judicial process. Upon and after entry into possession without termination of this Lease, Landlord may, but is not obligated to, relet the Demised Premises, or any part thereof, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine. Landlord may alter, repair and redecorate the Demised Premises as Landlord deems desirable to facilitate reletting the Demised Premises.

     Upon such re-entry, Tenant shall be liable to Landlord as follows:

                    A. For all reasonable attorneys' fees incurred by Landlord in connection with exercising any remedy hereunder;

                    B. For the unpaid installments of Base Rent, Additional Rent and other unpaid sums which were due prior to such re-entry, which sums shall be payable immediately;

                    C. For the installments of Base Rent, Additional Rent and other sums falling due pursuant to the provision of this Lease for the period after reentry during which the Demised Premises remain vacant, which sums shall be payable as they become due hereunder;

                    D. For all expenses incurred in re-leasing the Demised Premises, including leasing commissions, attorneys' fees, and costs of alterations, repairs and redecorating, which expenses shall be payable as they are incurred by Landlord;

                    E. While the Demised Premises are subject to any new lease or leases made pursuant to this paragraph, for the amount by which the monthly installments received by Landlord pursuant to such new lease or leases is less than the monthly installment for all charges payable pursuant to this Lease, which deficiencies shall be payable monthly. If the net amount recovered by Landlord for such reletting excess the amounts due by Tenant hereunder, Tenant shall have no right to such excess amount and such excess amount shall belong to Landlord; and

                    F. For interest on all the above sums at the rate set forth in Paragraph 12.7 hereof.

     Notwithstanding Landlord's election to terminate Tenant's right to possession only, and notwithstanding any reletting without termination, Landlord, at any time thereafter, may elect to terminate their Lease, and to recover from Tenant in lieu of the amounts which would thereafter be payable pursuant to the foregoing, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of (b) the aggregate of the Base Rent, Additional Rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term, over (b) the aggregate rental value of the Demised Premises for the balance of the Lease Term, both discounted to present worth at the rate of eight percent (8%) per annum.

          12.4 LANDLORD'S LIEN AND ENFORCEMENT. Tenant hereby grants to Landlord a security interest in all personal property, equipment and fixtures of Tenant now or hereafter located on the Demised Premises as security for the performance of Tenant's obligations under this Lease. Tenant covenants and agrees, upon request by Landlord from time to time, to execute and deliver such financing statements as may be necessary or desirable to perfect the security interest hereby granted. In the event of a Default by Tenant, Landlord may foreclose the security interest hereby granted in any manner permitted by law. NOTWITHSTANDING THE FOREGOING, LANDLORD ACKNOWLEDGES THAT ANY SECURITY INTEREST GRANTED BY TENANT TO THIRD PARTIES COVERING INVENTORY, PERSONAL PROPERTY AND EQUIPMENT OF TENANT FOR PURPOSES OF FINANCING THE ACQUISITION OR OWNERSHIP OF THAT PROPERTY OR THE OPERATION OF TENANT'S BUSINESS SHALL BE PRIOR TO THE LIEN GRANTED TO LANDLORD HEREUNDER. LANDLORD AGREES, UPON REQUEST OF TENANT, TO EXECUTE THE DELIVERY OF ANY SUBORDINATION AGREEMENTS AS MAY BE NECESSARY OR DESIRABLE TO SUBORDINATE LANDLORD'S INTEREST TO SUCH OTHER SECURITY INTERESTS AS MAY BE GRANTED BY TENANT HEREUNDER.

          12.5 SUITS BY LANDLORD. Actions or suits for the recovery of amounts and damages payable under this Lease may be brought by Landlord, from time to time, at Landlord's election, and Landlord shall not be required to await the date upon which the Lease Term would have expired to bring any such action or suit.

          12.6 RECOVERY OF LANDLORD ENFORCEMENT COSTS. All costs and expenses incurred by Landlord in connection with collection any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease shall be paid by Tenant to Landlord upon demand, including reasonably attorneys' fees whether or not any action is commenced by Landlord, which fees shall be determined by the court and not by a jury if related to an action.

          12.6 INTEREST ON PAST DUE PAYMENTS AND ADVANCES. Tenant covenants and agrees to pay to Landlord interest on demand at the rate of five percent (5%) above the "Prime Rate", as hereinafter defined, on the amount of any Monthly Rent Monthly Deposit or any other amount due hereunder which is not paid when due, from the date due and payable, and on the amount of any payment made by Landlord required to have been made by Tenant under this Lease and on the amount of any costs and expenses, including reasonable attorneys' fees, paid by Landlord in connection with the taking of any action to cure any Default by Tenant, from the date of making any such payment or the advancement of such costs and expenses by Landlord. "Prime Rate" shall mean the rate charged by Norwest Bank Minnesota, N.A. (the "Bank"), or other bank as hereinafter provided, at the time said Monthly Rent or Monthly Deposit was due and payable or at the time of making any such payment or the advancement of such costs and expenses by Landlord as aforesaid, on ninety-day loans to commercial borrowers of nationally recognized and unquestioned credit as announced by the Bank from time to time, but not in excess of the maximum amount of finance charge permissible under applicable law. In the event that the Bank discontinues the use of a Prime Rate, the Prime Rate being charged by any other national banking association located in Minneapolis or St. Paul, Minnesota, as selected by Landlord in its sole discretion, shall be used for computing the interest rate under this Section.

          12.7 LANDLORD'S BANKRUPTCY REMEDIES. Nothing contained in this Lease shall limit or prejudice the right of Landlord to provide and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any statute or rule or law governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or rent, under this Lease.

          12.8 REMEDIES CUMULATIVE. Exercise of any or the remedies of Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

13.       SURRENDER AND HOLDING OVER

          13.1 SURRENDER UPON LEASE EXPIRATION. Upon the expiration or earlier termination of this Lease, or on the date specified in any demand for possession by Landlord after any Default by Tenant, Tenant covenants and agrees to surrender possession of the demised Premises to Landlord, in the same condition as when Tenant first occupied the Demised Premises, ordinary wear and tear excepted.

          13.2 HOLDING OVER. If Tenant shall remain on the Demised Premises after the expiration of the Lease Term without written agreement providing otherwise, Tenant, at Landlord's election, shall be deemed to be a tenant from month to month, at a monthly rental, payable in advance, equal to 150% of the Monthly Rent, and Tenant shall pay all other sums due and be bound by all of the other terms, covenants and agreements of this Lease. Nothing contained herein shall be construed to give Tenant the right to hold over at any time, and Landlord, in addition to collecting the increased Monthly Rent and Additional Rent provided herein, may exercise any and all remedies at law or in equity to recover possession of the Demised Premises, as well as any damages incurred by Landlord due to Tenant's failure to vacate the Demised Premises and deliver possession to Landlord as herein provided.

14.       MISCELLANEOUS

          14.1 NO IMPLIED WAIVER. No failure by Landlord to insist upon the strict performance of any term, covenant or agreement contained in this Lease, no failure by Landlord to exercise any right or remedy under this Lease, and no acceptance of full or partial payment during the continuance of any default by Tenant, shall constitute a waiver of any such term, covenant or agreement or a waiver of any such right or remedy or a waiver of any such Default by Tenant.

          14.2 SURVIVAL OF PROVISIONS. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

          14.3 COVENANTS INDEPENDENT. This Lease shall be construed as if the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any offset against Landlord if Landlord fails to perform its obligations under this Lease.

          14.4 COVENANTS AS CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

          14.5 JOINT AND SEVERAL OBLIGATIONS. If Tenant is constituted of two or more persons, corporations or other entities, all agreements, covenants, representations and warranties of Tenant herein are the joint and several obligations of the persons or entities constituting Tenant. Notice given to any one of the persons or entities constituting Tenant shall be deemed to have been given to all such persons or entities.

          14.6 TENANT'S REMEDIES. Tenant may bring a separate action against Landlord for any claim Tenant may have against Landlord under this Lease, provided Tenant shall first give written notice thereof to Landlord and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgage or deed of trust covering the Demised Premises, the Property or any portion thereof whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any default on Landlord's behalf. In no event will Landlord be responsible for any damages incurred by Tenant for loss of profits or interruption of business as a result of any default by Landlord hereunder. In no event will Tenant be entitled to terminate this Lease as a result of any default by Landlord hereunder.

          14.7 BINDING EFFECT. This Lease shall extend to and be binding upon the heirs, executors, legal representatives, successors and permitted assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Lease shall be construed as covenants running with the Land.

          14.8 NOTICES AND DEMANDS. All notices, demands or billings under this Lease shall be in writing, signed by the party giving the same and shall be deemed properly received when actually received by the recipient or, if mailed, on the earlier of actual receipt by the recipient or three business days after mailing. Mailed notices shall be sent by registered or certified United States mail, postage prepaid, addressed to the party to receive the notice. Notices shall be sent to the addresses for the parties set forth in the first paragraph of this Lease or at such other address as either party may notify the other of in writing.

          14.9 TIME OF THE ESSENCE. Time is of the essence under this Lease, and all provisions herein relating thereto shall be strictly construed.

          14.10 CAPTIONS FOR CONVENIENCE. The headings and captions hereof are for convenience only and shall not be considered in interpreting the provisions hereof.

          14.11 SEVERABILITY. If any provision of this Lease shall be held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and there shall be deemed substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.

          14.12 GOVERNING LAW. This Lease shall be interpreted and enforced according to the laws of the State of Minnesota.

          14.13 ENTIRE AGREEMENT. This Lease and any Exhibits and Rider to Lease referred to herein constitute the final and complete expression of the parties' agreements with respect to the Demised Premises and Tenant's occupancy thereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations, or understanding, whether oral or written, except as expressly set forth herein.

          14.14 NO ORAL AMENDMENT OR MODIFICATION. No amendment or modification of this Lease, and no approvals, consents or waivers by Landlord under this Lease, shall be valid or binding unless in writing and executed by the party to be bound.

          14.15 REAL ESTATE BROKERS. Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions, charges or claims by any broker or other agent with respect to this Lease or the negotiation thereof other than the Paramount Real Estate Corporation and any other broker listed as a Participating Broker on Exhibit "A" attached hereto.

          14.16 RELATIONSHIP OF LANDLORD AND TENANT. Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

          14.17 LIMITATION ON PERSONAL LIABILITY OF LANDLORD. Notwithstanding anything to the contrary contained in this Lease, it is understood and agreed that there shall be no personal liability on the part of Landlord or any of its beneficiaries, successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Demised Premises in the event of any default or liability of Landlord under this Lease, such exculpation of liability to be absolute and without any exception whatsoever.

          14.18 AUTHORITY OF TENANT. Each individual executing this Lease on behalf of Tenant represents and warrants that s/he is duly authorized to deliver this Lease on behalf of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

          14.19 PARK. Landlord hereby reserves the right to (i) change the name or street address of the Building(s), the Property, the Park and/or the Demised Premises, (ii) add to, improve, or alter any part or all of the Property, Building(s) or Park, (iii) add to, improve or alter any part or all of the Parking Area or other Common Facilities or other portion of the Park, and (iv) relocate Tenant to other substantially similar premises within the Property at Landlord's expense upon thirty (30) days' written notice to Tenant. The foregoing rights are exercisable without liability for any inconvenience suffered by Tenant as a result thereof (including any diminution of light, air or view), and without notice to Tenant (except as provided otherwise in clause (iv), and Tenant shall not be entitled by reason thereof to terminate this Lease or to claim any abatement or reduction of rental hereunder.

          14.20 LITIGATION; FINANCIAL CONDITION. Tenant represents and warrants to Landlord that Tenant is not involved in any pending or threatened litigation, proceeding, lawsuit, administrative hearing or other action of any nature whatsoever, an adverse determination of which could materially and adversely affect Tenant's financial condition or its ability to perform under this Lease. Tenant covenants and agrees to deliver to Landlord on or before the execution of this Lease a financial statement, dated within the last six
(6) months of the date hereof, setting forth Tenant's financial condition. Tenant represents and warrants to Landlord that such financial statement will accurately reflect Tenant's financial status as of the date delivered to Landlord.

          14.21   GENERAL RULES OF CONSTRUCTION.

                    A. This Lease may be executed in several counterparts and the counterparts shall constitute one and the same instrument.
                    B. Landlord may act under this Lease by its attorney or agent.
                    C. (I) Wherever appropriate herein, the singular includes the plural and the plural includes the singular; (ii) whenever the word "including" is used herein, it shall be deemed to mean "including, but not limited to"; (iii) the words "re-enter" and "re-entry" as used herein shall not be restricted to their technical legal meaning.
                    D. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant, and should a court be called upon to interpret any provision hereof, no weight shall be given to, nor shall any construction or interpretation be influenced by, any presumption of preparation of this Lease by Landlord or by Tenant.

          14.22 RULES AND REGULATIONS. Tenant agrees to comply with and observe all reasonable rules and regulations established by Landlord for the Property from time to time. Tenant's failure to keep and observe such rules and regulations shall constitute a default pursuant to the terms of this Lease.

     IN WITNESS WHEREOF the parties hereto have caused this Lease to be executed the day and year first above written.

                                                  LANDLORD:
                                                  Thomas S. Schreier

                                                  By: /s/ Thomas S. Schreier
                                                     --------------------------
                                                          Thomas S. Schreier

                                                  Its:      Owner
                                                      -------------------------


                                                  TENANT:
                                                  Hypertension Diagnostics, Inc.
                                                  (a Minnesota Corporation)

                                                  By: /s/ Greg H. Guettler
                                                     --------------------------
                                                  Its:  President
                                                      -------------------------

                                 RIDER TO LEASE
                             DATED OCTOBER 24, 1997
                                 BY AND BETWEEN
                         THOMAS S. SCHREIER, AS LANDLORD
                                       AND
                         HYPERTENSION DIAGNOSTICS, INC.,
                      (A MINNESOTA CORPORATION), AS TENANT


IMPROVEMENTS:

Landlord agrees to provide, at no cost to Tenant, the following improvements:

1. Paint all office walls that are currently painted and wipe down wallpapered walls.
2. Recarpet entire office area with the exception of the VCT ENTRANCE areas, with a $12.00/yard allowance.
3    Replace damaged and stained ceiling tiles.
4.   Replace all light bulbs and ballasts which are not working.
5. Service and certify that HVAC units are in good working condition as of commencement date of lease.
6.   Clean plumbing fixtures, bathrooms, windows and light fixtures.
7. Repair or replace any items/fixtures/components of the Demised Premises which may be inoperative, damaged or broken.

Any improvements other than those listed above shall be at Tenants' sole cost and expense with prior approval by Landlord.

LANDLORD:                              TENANT:
Thomas S. Schreier                     Hypertension Diagnostics, Inc.
                                       (a Minnesota Corporation)

By:  /s/ Thomas S. Schreier            By:  /s/ Greg H. Guettler
   ------------------------               ----------------------
         Thomas S. Schreier
Its: Owner                             Its: President
    -----------------------                ---------------------

Date:  10/27/97                        Date:  10/24/97
     ----------------------                 --------------------

                                  EXHIBIT "A"
                                       TO
                                   THE WATERS
                                 LEASE OF SPACE


                            BASIC LEASE INFORMATION

TENANT:                                         Hypertension Diagnostics, Inc., (a Minnesota
                                                Corporation)

TENANT'S TRADE NAME:                            Hypertension Diagnostics, Inc.

LAND - LEGAL DESCRIPTION:                       Lot 1, Block 2, Blue Ridge - According to the plat
                                                thereof on file in the office of the Dakota County
                                                Recorder, Dakota County, Minnesota

DEMISED PREMISES -APPROXIMATE TOTAL:            6,947 Square Feet

DEMISED PREMISES -APPROXIMATE OFFICE:           4,110 Square Feet

DEMISED PREMISES -APPROXIMATE WAREHOUSE:        2,837 Square Feet

DEMISED PREMISES - ADDRESS:                     2915 Waters Road, Suite 108
                                                Eagan, MN 55121

SPACE NUMBER:                                   Suite 108

LEASE TERM:                                     Thirty-Six (36) Months

COMMENCEMENT DATE:                              November 1, 1997

EXPIRATION DATE:                                October 31, 2000

BASE RENT - TOTAL FOR LEASE TERM:               $155,448.00

BASE RENT - TOTAL ANNUAL:                       $51,816.00

BASE RENT - MONTHLY RENT AMOUNT:                $4,318.00

TENANT'S PRO RATA SHARE (FOR ADDITIONAL RENT):  13.40% (6,947 DIVIDED BY 51,845)

INITIAL MONTHLY DEPOSIT AMOUNT:                 $6,529.46

SECURITY DEPOSIT AMOUNT:                        $6,529.46

PLACE FOR PAYMENTS:                             Welsh Companies, Inc.
                                                8200 Normandale Boulevard, Suite 200
                                                Bloomington, MN 55437
                                                Attn:  Accounting Department

PERMITTED USE(S) BY TENANT:                     Office/Warehouse/Light Assembly and
                                                Manufacturing

PARTICIPATING BROKERS:                          Fred Hedberg, Paramount Real Estate
                                                Corporation and David Johnson,
                                                JBL Companies, Inc.

                                   EXHIBIT B


                    THIS IS A DIAGRAM DEPICTING PHASE II OF
                2915 WATERS ROAD, EAGAN, MINNESOTA DEVELOPMENT.

                                   EXHIBIT C


                 THIS IS A DIAGRAM DEPICTING THE SITE PLAN FOR
                 THE WATERS OFFICE COMPLEX IN EAGAN, MINNESOTA.

                                  EXHIBIT "D"

                               ENVIRONMENTAL RIDER


1. TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING THE USE OF HAZARDOUS SUBSTANCES/PERIODIC NOTICE

     (a) ACCEPTANCE OF PROPERTY AND COVENANT TO SURRENDER. Tenant accepts the Property as being in good sanitary order, condition and repair and accepts all buildings and other improvements in their present condition. Tenant agrees on the last day of the term of this Lease, to surrender the Demised Premises to Landlord in good and sanitary order, condition and repair, except for such wear and tear as would be normal for the period of the Tenant's occupancy.

     No spill, deposit, emission, leakage or other release of Hazardous Substances on the Property or the soil, surface water or groundwater thereof shall be deemed to be "wear and tear (that) would be normal for the period of the Tenant's occupancy." Tenant shall be responsible to promptly and completely clean up any such release caused by Tenant, its officers and employees, agents, contractors, and invitees as shall occur on the Property during the term of this Lease and shall surrender the Property free of any contamination or other damage caused by such occurrences during the term of the Lease.

     (b) MAINTENANCE OF DEMISED PREMISES. Tenant shall, at its sole cost and expense, keep and maintain the Demised Premises in good and sanitary order, condition, and repair. As part of this maintenance obligation, Tenant shall promptly respond to and clean up any release or threatened release by Tenant of any Hazardous Substance into the drainage systems, soil, surface water, groundwater, or atmosphere, in a safe manner, in strict accordance with applicable Law, and as authorized or approved by all federal, state, and/or local agencies having authority to regulate the permitting, handling, and clean up of hazardous substances.

     (c) USE OF HAZARDOUS SUBSTANCES. Tenant shall not use, store, generate, treat, transport, or dispose of any Hazardous Substance on the Property without first obtaining Landlord's written approval. Tenant shall notify Landlord and seek such approval in writing at lease thirty (30) days prior to bringing any Hazardous Substance onto the Property. Landlord may withdraw approval of any such Hazardous Substance at any time, for reasonable cause related to the threat of site contamination, or damage or injury to persons, property or resources on or near the Property. Upon withdrawal of such approval, Tenant shall immediately remove the Hazardous Substance from the site. Landlord's failure to approve the use of a Hazardous Substance under this paragraphs shall not limit or affect Tenant's obligations under this Lease, including Tenant's duty to remedy or remove releases of threatened releases; to comply with Applicable Law relating to the use, storage, generation, treatment, transportation, and/or disposal of any such Hazardous Substances; or to indemnify Landlord against any harm or damage caused thereby.

     (d) REPORTS TO LANDLORD. For any month in which any Hazardous Substances have been used, generated, treated, stored, transported or otherwise been present on or in the Property pursuant to the provisions of the preceding paragraph, Tenant shall provide Landlord with a written report listing the Hazardous Substances which were present on the Property; all releases of Hazardous Substances that occurred or were discovered on the Property; all compliance activities related to such Hazardous Substances, including all contacts with government agencies or private parties of any kind concerning Hazardous Substances; and all manifests, business plans, consent agreements or other documents relating to Hazardous Substances executed or requested during that time period. The report shall include copies of all documents and correspondence related to such activities and written reports of all oral contact relating thereto.

     (e) ENTRY BY LANDLORD. Tenant shall permit Landlord and his agents to enter into and upon the Demised Premises, upon notice, at all reasonable times for the purpose of inspecting the Demised Premises and all activities thereon, including activities involving Hazardous Substances, or for purposes of maintaining any buildings on the Property. Such right of entry and inspection shall not constitute managerial or operational control by Landlord over any activities or operations conducted on the Property by Tenant.

II.  TENANT'S INDEMNITY AND RELEASE.

          (a)  INDEMNITY.

               (i) Tenant hereby indemnifies, defends an holds harmless Landlord from and against any suits, actions, legal or administrative proceedings, demands, claims, liabilities, fines, penalties, losses, injuries, damages, expenses or costs including interest and attorneys' fees, incurred by, claimed or assessed against Landlord under any laws, rules, regulations, including, without limitation, Applicable Laws (as hereinafter defined), in any way connected with any injury to any person or damage to any property or any loss to Landlord caused by Tenant, its officers, employees, agents, contractor and invitees occasioned in any way Hazardous Substances (as hereinafter defined) on the Property or the Demised Premises.

               (ii) This indemnity specifically includes the direct obligation of Tenant to perform any remedial or other activities required, ordered, recommended or requested by any agency, government official or third party, or otherwise necessary to avoid or minimize injury or liability to any person, or to prevent the spread of pollution, caused by Tenant's activities in the Demised Premises, (hereinafter the "Remedial Work"). Tenant shall perform all such work in its own name in accordance with Applicable Laws (as hereinafter defined).

               (iii) Without waiving its rights hereunder, Landlord may, at its option, perform such remedial or removal work as described in clause (ii) above, and thereafter seek reimbursement for the costs thereof Tenant shall permit Landlord access to the Property to perform such remedial activities.

               (iv) Whenever Landlord has incurred costs described in this section, Tenant shall, within ten (10) days of receipt of notice thereof, reimburse Landlord for all such expenses together with interest from the date of expenditure at the "applicable federal rate" established by the Internal Revenue Service.

     (b)  AGENCY OR THIRD PARTY ACTION.

     Without limiting its obligations under any other paragraph of this Agreement, tenant shall be solely and completely responsible for responding to and complying with any administrative notice, order, request or demand, or any third party claim or demand relating to potential or actual contamination on the Demised Premises. The responsibility conferred under this paragraph includes but is not limited to responding to such orders on behalf of the Landlord and defending against any assertion of Landlord's financial responsibility or individual duty to perform under such orders. Tenant shall assume, pursuant to Paragraph (a) above, any liabilities or responsibilities which are assessed against Landlord in any action described under this Paragraph (b).

     (c)  EXCEPTION TO TENANT'S COVENANTS.

     TO THE BEST OF LANDLORD'S KNOWLEDGE, NO HAZARDOUS SUBSTANCES EXIST WITHIN THE DEMISED PREMISES AT THE COMMENCEMENT DATE OF THIS LEASE AND LANDLORD SHALL INDEMNIFY AND DEFEND TENANT, ITS EMPLOYEES AND AGENTS AND SAVE THEM HARMLESS FROM AND AGAINST ANY AND ALL LOSS AND AGAINST ALL CLAIMS, ACTIONS, DAMAGES, LIABILITY AND EXPENSES ARISING OUT OF THE PRESENCE OF HAZARDOUS MATERIALS ON THE PREMISES PRIOR TO COMMENCEMENT OF THIS LEASE OR WHICH CAME ON TO THE PREMISES THROUGH NO FAULT OR ACTION OF TENANT.

III. DEFINITIONS.

     (a)  HAZARDOUS SUBSTANCE.

          "Hazardous Substance(s)" shall mean any substance which at any time shall be listed as "hazardous" or "toxic" under the Comprehensive Environmental Response Compensation

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     and Liability Act ("CERCLA"), 42 U.S.C. `` 9601 ET SEQ., as amended and the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. " 6901 ET SEQ., as amended, or in the regulations implementing such statutes, or which has been or shall be determined at any time by any agency or court to be a hazardous or toxic substance regulated under any other Applicable Laws (as hereinafter defined). The term "Hazardous" Substance(s)" shall also include, without limitation, raw materials, building components, the product or any manufacturing or other activities on the Property, wastes, petroleum products, or special nuclear or by-product material as defined by the Atomic Energy Act of 1954, 42 U.S.C. `` 3011, ET SEQ., as amended.

     (b)  APPLICABLE LAW(S).

          "Applicable Law(s)" shall include, but shall not be limited to, CERCLA, RCRA, the Federal Water Pollution Control Act, 33 U.S.C. `` 1251 ET SEQ., the Clean Air act, 42 U.S.C. ``7401 ET SEQ., as amended, and the regulations promulgated thereunder, and any other federal, state and/or local laws or regulations, whether current in existence or hereafter enacted or promulgated, that govern or relate to:

          (a) The existence, cleanup and/or remedy of contamination of property;

          (b) The protection of the environment from spilled, deposited or otherwise emplaced contamination;

          (c)  The control of hazardous or toxic substances or wastes; or

          (d) The use, generation, discharge, transportation, treatment, removal or recovery of hazardous or toxic substances or wastes, including building materials.

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